Exhibit 10.3

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement (this “First Amendment”) is entered into as of December 28, 2018 (the “Effective Date”), by and between IRC ELSTON PLAZA, L.L.C., a Delaware limited liability company (“Seller”), and RPT ELSTON PLAZA, LLC, a Delaware limited liability company (“Buyer”).

A.Seller and Buyer are parties to that certain Purchase and Sale Agreement dated as of December 5, 2018, pursuant to which Seller agreed to sell and Buyer agreed to buy certain real property commonly known as the Elston Plaza in Chicago, Illinois (as amended hereby the “Initial Agreement”).

B.Seller and Buyer have agreed, subject to the terms herein, to extend the Closing Date and to adjust the real estate tax prorations pursuant to the terms hereof.

C.The Initial Agreement and this First Amendment are hereinafter collectively referred to as the “Agreement”. All references in the Initial Agreement or this First Amendment to the “Agreement” shall mean and refer to the Initial Agreement, as amended by the First Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises herein set forth and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

1.Recitals; Defined Terms. The foregoing recital of facts is hereby incorporated to the same extent as if hereinafter fully set forth. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

2.Assignment of Agreement to Buyer. The Agreement has been assigned from RREEF America L.L.C., a Delaware limited liability company (“Initial Buyer”), to Buyer in accordance with Section 16 of the Initial Agreement and pursuant to that certain Assignment and Assumption of Purchase and Sale Agreement by and between Initial Buyer and Buyer, dated December 13, 2018.

3.Closing Date Extension. Notwithstanding anything in the Initial Agreement to the contrary, the Closing Date is hereby extended until one (1) business day following the date the Seller has received a full payment certificate (“FPC”) from the City of Chicago. Seller shall use good faith efforts to obtain the FPC as soon as reasonably possible.
4.Legal Description and Address. Exhibit A of the Initial Agreement is hereby deleted in its entirety and replaced with Exhibit A hereof. Furthermore, the address of the Property provided in Section 1(i) of the Initial Agreement is hereby amended to reflect the following address: 3500 – 3700 N. Elston Avenue and 3225-37 W. Addison Street, Chicago, Illinois.

5.Access Easement Agreement. Buyer shall have the right to enter into a Temporary Access Easement Agreement (“Easement Agreement”) upon Closing with Swinford Partners LLC,

an Illinois limited liability company d/b/a Taylor Excavating LLC (“Taylor”). Prior to the date of this First Amendment, Seller has obtained Taylor’s signature to the Easement Agreement, which shall be held in escrow by the Title Company and shall not be recorded until the Closing has occurred. Seller shall not be responsible for any fees, claims, or liabilities in connection with the Easement Agreement or any adjoining and/or encroaching parties, and shall not be responsible for taking any further action in connection with any encroachments and/or access rights upon, through, or across the Property.
6.Real Estate Tax Reconciliation. Notwithstanding the terms of Section 10(a) of the Initial Agreement, Buyer shall provide Seller a proration reimbursement for tenant real estate tax escrows in the amount of One Hundred Thousand and 00/100 Dollars ($100,000.00). The obligations of the parties pursuant to Section 10(a)(i) and 10(a)(ii) of the Initial Agreement shall be final and not subject to reproration; provided, however, if Seller receives any tax payments relating to taxes due and payable from and after the Closing Date from Tenants after Closing, Seller shall promptly remit such amounts to Buyer, and such obligation shall survive Closing.
7.Miscellaneous.
(a)No Other Changes. Except as specifically amended herein, all covenants, terms and conditions of the Initial Agreement remain unchanged and in full force and effect.
(b)Counterparts and Electronic Signature. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimiles, .pdf files or scanned copies shall be deemed an original. Seller and/or Buyer may elect to execute this First Amendment through an electronic signature platform (e.g. DocuSign). By signing through said electronic signature platform, and not solely through e-mail acceptance, Seller and Buyer agree that they have read and understood the First Amendment, agree to be bound by all of its terms and conditions and hereby waive any defense or counterclaim that electronic signature is an invalid form of signature and acceptance under applicable law.
(c)Merger. This First Amendment constitutes the entire agreement of the parties hereto, it being understood and agreed that all prior and contemporaneous representations, statements, understandings and agreements, oral or written, between the parties concerning the subject matter of this First Amendment are merged into this First Amendment, which alone fully and completely expresses their agreement as to the matters herein, and that the same is entered into after full investigation, neither party relying on any statement or representation, whether written or oral, not embodied in this First Amendment made by the other or any third party acting on behalf of the other.
(d)Governing Law; Jurisdiction. This First Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.
(e)Conflict. In the event of any conflict between the terms and provisions of this First Amendment and the terms and provisions of the Initial Agreement or the First Amendment, the terms and provisions of this First Amendment shall control.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Seller and Buyer have executed this First Amendment by their duly authorized officers as of the date first set forth above.

SELLER:

IRC ELSTON PLAZA, L.L.C.,
a Delaware limited liability company

By: IRC Retail Centers LLC,
a Delaware limited liability company,
its manager,

By:  /s/ D. Scott Carr
Name:  D. Scott Carr
Its:  Chief Executive Officer

BUYER:

RPT ELSTON PLAZA, LLC,
a Delaware limited liability company

By: /s/ Peter Heigl
Name: Peter Heigl
Its: Authorized Signatory

EXHIBIT A
Legal Description of Land
Elston Plaza
Cook County, IL
PINs:    13-23-402-011-0000
13-23-402-021-0000

PARCEL 1:
THE SOUTH 342.44 FEET OF THE NORTH 375.44 FEET OF THAT PART LYING EAST OF THE WEST 814.72 FEET, WEST OF THE EAST 33 FEET AND SOUTHWESTERLY OF ELSTON AVENUE, OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 23, TOWNSHIP 40 NORTH, RANGE 13, EAST OF THE THIRD PRINCIPAL MERIDIAN, TOGETHER WITH THAT PART LYING WEST OF A LINE DRAWN FROM THE NORTHEAST CORNER TO THE SOUTHWEST CORNER OF THE SOUTH 170 FEET OF THE NORTH 545.44 FEET OF THE EAST 17 FEET OF THE WEST 988.72 FEET OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 23 AFORESAID; ALSO THE SOUTH 145.56 FEET OF THE NORTH 521 FEET OF THE EAST 17 FEET OF THE WEST 971.72 FEET TOGETHER WITH THAT PART LYING EAST OF A LINE DRAWN FROM THE NORTHEAST CORNER TO THE SOUTHWEST CORNER OF THE SOUTH 37.27 FEET OF THE NORTH 521 FEET OF THE EAST 4.16 FEET OF THE WEST 954.72 FEET OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 23, TOWNSHIP 40 NORTH, RANGE 13, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

THAT PART OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 23, TOWNSHIP 40 NORTH, RANGE 13, EAST OF THE THIRD PRINCIPAL MERIDIAN, BOUNDED AND DESCRIBED AS FOLLOWS : BEGINNING AT A POINT 33 FEET WEST OF THE EAST LINE AND 375.44 FEET SOUTH OF THE NORTH LINE OF THE SOUTHEAST 1/4 OF SAID SECTION 23, THENCE NORTH 89 DEGREES 50 MINUTES 30 SECONDS WEST AND PARALLEL WITH THE NORTH LINE OF SAID SOUTHEAST 1/4 OF SECTION 23, A DISTANCE OF 310.05 FEET TO A POINT 988.72 FEET EAST OF THE WEST LINE OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 23; THENCE SOUTH 5 DEGREES 42 MINUTES 45 SECONDS WEST, 170.80 FEET TO A POINT 971.72 FEET EAST OF THE WEST LINE AND 545.44 FEET SOUTH OF THE NORTH LINE OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 23; THENCE SOUTH 19 DEGREES 29' 34" WEST 63.34 FEET TO A POINT OF TANGENCY ON A CURVED LINE CONVEX TO THE SOUTHEAST; THENCE SOUTHWESTERLY ALONG SAID CURVED LINE WITH A RADIUS OF 368.76 FEET A DISTANCE OF 77.61 FEET TO A POINT OF TANGENCY OF SAID CURVED LINE; THENCE SOUTH 31 DEGREES 23 MINUTES 45 SECONDS WEST ALONG SAID TANGENT 190.30 FEET TO AN INTERSECTION WITH A CURVED LINE CONVEX TO THE NORTHWEST; THENCE NORTHEASTERLY ALONG SAID CURVED LINE WITH A RADIUS OF 359.26 FEET A DISTANCE OF 328.02 FEET TO ITS POINT OF TANGENCY ON THE SOUTH LINE OF THE NORTH 697.44 FEET OF THE SOUTHEAST 1/4 OF SECTION 23 AFORESAID; THENCE SOUTH 89 DEGREES 50 MINUTES 30 SECONDS EAST ALONG SAID SOUTH LINE 195.27 FEET TO THE WEST LINE OF THE EAST 33 FEET OF THE SOUTHEAST 1/4 OF SAID SECTION 23; THENCE NORTH O DEGREES 02 MINUTES 30 SECONDS EAST 322 FEET ALONG THE LAST DESCRIBED LINE TO THE PLACE OF BEGINNING, IN COOK COUNTY, ILLINOIS.

PARCELS 1 AND 2, TAKEN AS A TRACT, ALSO DESCRIBED AS FOLLOWS:

THAT PART OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 23, TOWNSHIP 40 NORTH, RANGE 13, EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT 33.00 FEET SOUTH OF THE NORTH LINE OF SAID NORTHEAST 1/4 OF THE SOUTHEAST 1/4 AND 814.72 FEET EAST OF THE WEST LINE OF SAID QUARTER QUARTER SECTION, BEING ALSO THE SOUTHEAST CORNER OF N. SPAULDING AVENUE AND WEST ADDISON STREET; THENCE SOUTH 89 DEGREES, 50 MINUTES, 30 SECONDS EAST. ALONG THE SOUTH LINE OF SAID WEST ADDISON STREET, 227.34 FEET TO THE SOUTHWESTERLY LINE OF NORTH ELSTON AVENUE; THENCE SOUTH 46 DEGREES, 14 MINUTES, 36 SECONDS EAST, ALONG THE SOUTHWESTERLY LINE OF NORTH ELSTON AVENUE, 355.17 FEET TO THE WEST LINE OF N. KEDZIE AVENUE; THENCE SOUTH 00 DEGREES, 02 MINUTES, 30 SECONDS WEST, ALONG THE WEST LINE OF N. KEDZIE AVENUE, 419.52 FEET TO THE SOUTH LINE OF THE NORTH 697.44 FEET OF SAID QUARTER QUARTER SECTION; THENCE NORTH 89 DEGREES, 50 MINUTES, 30 SECONDS WEST, ALONG THE SOUTH LINE OF THE NORTH 697.44 FEET, A DISTANCE OF 195.27 FEET TO A POINT OF CURVE; THENCE SOUTHWESTERLY, ALONG A CURVE CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 359.26 FEET AND A CHORD BEARING SOUTH 64 DEGREES, 00 MINUTES, 06 SECONDS WEST, AN ARC DISTANCE OF 328.02 FEET; THENCE NORTH 31 DEGREES, 23 MINUTES, 45 SECONDS EAST, 190.30 FEET TO A POINT OF CURVE; THENCE NORTHEASTERLY, ALONG A CURVE CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 368.76 FEET AND A CHORD BEARING NORTH 25 DEGREES, 22 MINUTES, 21 SECONDS EAST, AN ARC DISTANCE OF 76.57 FEET; THENCE NORTH 19 DEGREES, 29 MINUTES, 34 SECONDS EAST, 63.34 FEET TO A POINT ON A LINE 971.72 FEET EAST OF THE WEST LINE OF THE AFORESAID QUARTER QUARTER SECTION; THENCE NORTH 00 DEGREES, 02 MINUTES, 30 SECONDS EAST, ALONG SAID LINE BEING 971.72 FEET EAST AND PARALLEL WITH THE WEST LINE OF SAID QUARTER QUARTER SECTION, 24.44 FEET TO THE SOUTH LINE OF THE NORTH 521.00 FEET OF SAID QUARTER QUARTER SECTION; THENCE NORTH 89 DEGREES, 50 MINUTES, 30 SECONDS WEST, ALONG SAID SOUTH LINE, 21.16 FEET; THENCE NORTH 06 DEGREES, 24 MINUTES, 33 SECONDS EAST, 37.49 FEET TO A POINT ON A LINE 954.72 FEET EAST OF THE WEST LINE OF SAID QUARTER QUARTER SECTION; THENCE NORTH 00 DEGREES, 02 MINUTES, 30 SECONDS EAST, ALONG SAID LINE BEING 954.72 FEET EAST, 108.29 FEET TO THE SOUTH LINE OF THE NORTH 375.44 FEET OF SAID QUARTER QUARTER SECTION; THENCE NORTH 89 DEGREES, 50 MINUTES, 30 SECONDS WEST, ALONG SAID SOUTH LINE, 140.00 FEET TO THE EAST LINE OF NORTH SPAULDING AVENUE BEING A LINE 814.72 FEET EAST OF THE WEST LINE OF SAID QUARTER QUARTER SECTION; THENCE NORTH 00 DEGREES, 02 MINUTES, 30 SECONDS EAST, ALONG SAID EAST LINE OF NORTH SPAULDING AVENUE, 342.44 FEET TO THE POINT OF BEGINNING, IN COOK COUNTY, ILLINOIS.